UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): November 13, 2012

ELECTRONIC SYSTEMS TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-27793	91-1238077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 N. Quay St. Bldg B1 Kennewick WA	993336
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 735-9092

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 19, 2012, Electronic Systems Technology, Inc. (the “Company”) (OTCQB: ELST) released a press release  announcing its operating highlights and selected financial results for the three and nine month periods ended September 30, 2012.  A copy of this press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

The information included in this Current Report, including the information included in Exhibit 99.1 and Exhibit 99.2 attached hereto, is intended to be furnished pursuant to “Item 2.02. Disclosure of Results of Operations and Financial Condition” and not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12 (a) (2) of the Securities Act.

Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and in other reports on file with the Securities and Exchange Commission. The forward looking statements speak only as of the date they are made and the Company undertakes no obligation to update or review any forward looking statement.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)

Effective November 13, 2012, the Board of Directors unanimously appointed Michael Eller, age 52, as the Company’s Principal Financial Officer and Chief Accounting Officer.

Mr. Eller has over thirteen years of experience in accounting, financial controls and strategic planning.  Most recently, he was employed for the past eleven years by Macy’s, Inc.  Most recently, he served as the Director of Business Planning (Macy’s NW), Director of Finance and Vice President of Operations in Portland, TN (Macy’s Logistics and Operations).  Mr. Eller is a graduate of Washington State University with a Bachelor’s in Business Administration (emphasis in accounting and finance).

Mr. Eller commenced his employment with the Company on August 27, 2012, as the Manager of Finance and Administration. There was no written employment contract nor did the Company and Mr. Eller enter into any other written employment agreement in connection with his recent appointment as Principal Financial Officer and Chief Accounting Officer. The term of the Employment relationship is at the will of the parties. Either Mr. Eller or the Company can terminate the relationship at any time, with or without notice and with or without cause.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibits

Exhibit 99.1

Press Release, dated November 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

/s/ Michael Eller

By: Michael Eller

Principal Financial Officer

Date: November 20, 2012